Exhibit 99.2
Second Quarter 2022 Conference Call

Safe Harbor 2 This presentation contains “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended .. These forward - looking statements reflect the current views of First Western Financial, Inc .. ’s (“First Western”) management with respect to, among other things, future events and First Western’s financial performance .. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “future” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward - looking nature .. These forward - looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control .. Accordingly, First Western cautions you that any such forward - looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict .. Although First Western believes that the expectations reflected in these forward - looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward - looking statements .. Those following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward - looking statements : the COVID - 19 pandemic and its effects ; integration risks in connection with acquisitions ; the risk of geographic concentration in Colorado, Arizona, Wyoming, California, and Montana ; the risk of changes in the economy affecting real estate values and liquidity ; the risk in our ability to continue to originate residential real estate loans and sell such loans ; risks specific to commercial loans and borrowers ; the risk of claims and litigation pertaining to our fiduciary responsibilities ; the risk of competition for investment managers and professionals ; the risk of fluctuation in the value of our investment securities ; the risk of changes in interest rates ; and the risk of the adequacy of our allowance for credit losses and the risk in our ability to maintain a strong core deposit base or other low - cost funding sources .. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10 - K filed with the U .. S .. Securities and Exchange Commission (“SEC”) on March 15 , 2022 and other documents we file with the SEC from time to time .. All subsequent written and oral forward - looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph .. Forward - looking statements speak only as of the date of this presentation .. First Western undertakes no obligation to publicly update or otherwise revise any forward - looking statements, whether as a result of new information, future events or otherwise (except as required by law) .. Certain of the information contained herein may be derived from information provided by industry sources .. The Company believes that such information is accurate and the sources from which it has been obtained are reliable ; however, the Company cannot guaranty the accuracy of such information and has not independently verified such information .. This presentation contains certain non - GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures .. Reconciliations of non - GAAP financial measures to GAAP financial measures are provided at the end of this presentation .. Numbers in the presentation may not sum due to rounding .. Our common stock is not a deposit or savings account .. Our common stock is not insured by the Federal Deposit Insurance Corporation or any governmental agency or instrumentality .. This presentation is not an offer to sell any securities and it is not soliciting an offer to buy any securities in any state or jurisdiction where the offer or sale is not permitted .. Neither the SEC nor any state securities commission has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation .. Any representation to the contrary is a criminal offense .. Except as otherwise indicated, this presentation speaks as of the date hereof .. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof ..

3 Overview of 2Q22 Significant NIM Expansion 2Q22 Earnings Record Loan Production and Growth ▪ Total loans held for investment increased at annualized rate of 45%, driven by record loan production ▪ Increases across most major loan categories ▪ Productivity of commercial banking platform continues to increase, resulting in 32% growth in C&I loan portfolio from end of prior quarter ▪ Non - performing assets remained consistent at 0.17% of total assets ▪ History of exceptionally low charge - offs continues ▪ Allowance as a percentage of bank originated loans returns to pre - pandemic levels Asset Quality Remains Exceptional ▪ Net interest margin increased 37 bps to 3.35% ▪ Favorable shift in mix of earning assets and higher average yield on loans ▪ Deposit costs remain well controlled ▪ Net income available to common shareholders of $4.5 million, or $0.46 per diluted share ▪ Excluding acquisition - related expenses, adjusted net income of $4.7 million, or $0.49 per diluted share (1) ▪ Strong growth in net interest income offset by lower non - interest income (1) See Non - GAAP reconciliation

4 Net Income Available to Common Shareholders and Earnings per Share ▪ Net income of $4.5 million, or $0.46 diluted earnings per share, in 2Q22 ▪ Excluding acquisition - related expenses, adjusted diluted earnings per share (1) of $0.49 in 2Q22 ▪ Strong profitability resulted in 1.6% and 2.0% increase in book value per share and tangible book value per share (1) , respectively, from 1Q22 ▪ Strategic decision to retain liquidity in cash during 2021, rather than redeploying funds into investment securities, has preserved book value as interest rates have increased in 2022 $6,277 $6,417 $1,917 $5,524 $4,482 $6,331 $6,669 $4,776 $5,922 $4,742 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Net Income Adjustments to Net Income (1) $0.76 $0.78 $0.23 $0.57 $0.46 $0.77 $0.81 $0.57 $0.61 $0.49 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Net Income Adjustments to Net Income Net Income Available to Common Shareholders Diluted Earnings per Share (1) See Non - GAAP reconciliation (1) (1) (1) (1) (1) (1) (1) (1) (1)

5 Wealth Management Segment Earnings (1) See Non - GAAP reconciliation (2) Wealth Management segment earnings reflects contribution of private banking, commercial banking, and trust and investment management business lines $0.86 $0.79 $0.71 $0.77 $0.75 $1.01 $1.07 $0.75 $0.80 $0.65 $0.00 $0.50 $1.00 $1.50 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Wealth Management Segment Consolidated ▪ Growth in private banking, commercial banking, and trust and investment management (TIM) businesses replacing earnings generated by mortgage segment during refinancing boom and creating sustainable path to higher profitability over long - term ▪ Quarter - over - quarter decline in wealth management segment earnings primarily due to decline in TIM revenues due to declining market and increased commission expense due to increased mortgage loan production Wealth Management Segment Diluted Pre - Tax Earnings Per Share (1) (2)

6 Loan Portfolio ▪ Total loans HFI increased $219.0 million from prior quarter ▪ Record loan production more than offset continued high level of payoffs ▪ Growth in most major loan categories with largest increases in C&I and 1 - 4 family residential ▪ Mortgage loan officers generating more jumbo ARMs for portfolio that provide high quality assets at attractive yields 2Q 2021 1Q 2022 2Q 2022 Cash, Securities and Other $268,904 $235,221 $180,738 Consumer and Other (2) 22,003 36,578 47,855 Construction and Development 127,141 151,651 162,426 1 - 4 Family Residential 496,101 602,412 732,725 Non - Owner Occupied CRE 324,493 455,715 489,111 Owner Occupied CRE 178,847 212,401 224,597 Commercial and Industrial 155,526 237,144 312,696 Total Loans HFI $1,573,015 $1,931,122 2,150,148 Mortgage loans held - for - sale (HFS) 48,563 33,663 26,202 Total Loans $1,621,578 $1,964,785 $2,176,350 $252.3 $142.5 $133.4 $224.6 $101.8 $341.9 $91.5 $84.4 $122.3 $154.2 $157.7 $91.4 $40.6 $21.5 $25.6 $5.7 $0 $50 $100 $150 $200 $250 $300 $350 $400 2Q21 3Q21 4Q21 1Q22 2Q22 Teton Acquired Production Loan Payoffs PPP Forgiveness (in millions) $1,660 $1,648 $1,693 $1,945 $2,029 $1,965 $2,176 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 $2,400 2Q21 3Q21 4Q21 1Q22 2Q22 1Q22 2Q22 HFI HFS (1) Represents unpaid principal balance .. Excludes deferred (fees) costs, and amortized premium/ (unaccreted discount) and fair value adjustments on loans accounted for under the fair value option .. (2) Includes loans held for investment accounted for under fair value option of $ 21 .. 1 million and $ 6 .. 4 million as of June 30 , 2022 and March 31 , 2022 , respectively .. ($ in thousands, as of quarter end) Loan Portfolio Composition (1) Loan Portfolio Details Loan Production & Loan Payoffs Total Loans (1) Average Period End

7 Total Deposits ▪ Total deposits decreased $102.1 million from end of prior quarter ▪ Decrease primarily driven by fluctuations in commercial operating accounts, seasonal tax payments made by clients, and clients moving deposits into investment opportunities ▪ New client acquisition activity resulted in $84.9 million in new deposit accounts in 2Q22 2Q 2021 1Q 2022 2Q 2022 Money market deposit accounts $840,073 $1,108,315 $1,033,739 Time deposits 137,499 156,678 147,623 NOW 141,076 319,648 287,195 Savings accounts 5,299 33,070 33,099 Noninterest - bearing accounts 555,106 654,401 668,342 Total Deposits $1,679,053 $2,272,112 $2,169,998 $1,705 $1,723 $1,805 $2,274 $2,227 $2,272 $2,170 $0 $500 $1,000 $1,500 $2,000 $2,500 2Q21 3Q21 4Q21 1Q22 2Q22 1Q22 2Q22 Average Period End ($ in millions) Deposit Portfolio Composition Total Deposits

8 Trust and Investment Management ▪ Total assets under management decreased $921.7 million from March 31, 2022 to $6.28 billion as of June 30, 2022 ▪ The decrease in asset balances was primarily attributable to unfavorable market conditions resulting in a decrease in the value of assets under management balances ▪ All portfolios outperformed benchmarks and helped moderate impact of extreme market pullback $6,762 $6,906 $7,352 $7,199 $6,278 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Investment Agency Managed Trust 401(k)/Retirement Directed Trust Custody (in millions, as of quarter end) Total Assets Under Management

(1) See Non - GAAP reconciliation Gross Revenue ▪ Gross revenue (1) unchanged from 1Q22 ▪ Higher net interest income offset by decline in non - interest income ▪ Net interest income increased to $20.1 million, or 10.1%, from $18.3 million as of March 31, 2022 and 41.6% from $14.2 million as of June 30, 2021 Non - interest Income $6,940 Net Interest Income $20,138 25.6% 74.4% $23.7 $25.3 $23.4 $26.9 $26.9 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Wealth Management Mortgage (in millions) 2Q22 Gross Revenue (1) Gross Revenue (1) 9

10 Net Interest Income and Net Interest Margin ▪ Net interest income increased 10.1% from 1Q22, primarily due to higher average loan balances and increase in net interest margin ▪ Growth in investment portfolio resulted in modest increase in interest income from securities ▪ Net interest margin, including PPP and purchase accretion, increased 37 bps to 3.35% ▪ Net interest margin, excluding PPP and purchase accretion (1) , increased 43 bps to 3.30%, primarily due to favorable shift in mix of earning assets and higher yields on earning assets ▪ Net interest margin should continue to expand as asset sensitive balance sheet benefits from additional increases in interest rates $14,223 $14,846 $14,387 $18,284 $20,138 $0 $5,000 $10,000 $15,000 $20,000 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 2.88% 3.06% 2.95% 2.98% 3.35% 3.01% 3.14% 2.92% 2.87% (1) 3.30% -0.50% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Net Interest Margin Adjusted Net Interest Margin (1) (1) (1) (1) (in thousands) (1) See Non - GAAP reconciliation Net Interest Income Net Interest Margin

11 Non - Interest Income ▪ Non - interest income decreased 19.3% from 1Q22 ▪ Declines due primarily to ▪ Decrease in net gain on mortgage due to reduction in amount of mortgage loans originated for sale as production was more heavily weighted to portfolio loans held for investment ▪ Lower TIM fees primarily attributable to unfavorable market conditions resulting in a decrease in the value of assets under management balances $9,500 $10,492 $9,535 $8,600 $6,940 $0 $5,000 $10,000 $15,000 $20,000 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Trust and Investment Management Fees Net Gain on Mortgage Loans Bank Fees Risk Management and Insurance Fees Income on Company-Owned Life Insurance Other $5,009 $5,167 $5,197 $5,168 $4,784 $4,000 $4,200 $4,400 $4,600 $4,800 $5,000 $5,200 $5,400 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 (in thousands) (in thousands) Total Non - Interest Income Trust and Investment Management Fees

12 Mortgage Operations ▪ Total mortgage originations (HFS and portfolio) increased 48% from prior quarter ▪ Refi/Purchase mix of 25% / 75% in Q2 compared to 41% / 59% in 1Q22 and 41% / 59% in 4Q21 ▪ Profit margin declined in Q2 due to lower lock volume for HFS loans* ▪ Non - interest expense flat quarter over quarter $319.7 $256.1 $196.7 $148.6 $144.5 $41.2 $36.5 $34.3 $38.5 $133.2 $0 $50 $100 $150 $200 $250 $300 $350 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Originations for Sale Originations for Porfolio $268.2 $279.0 $170.3 $178.0 $145.8 $0 $50 $100 $150 $200 $250 $300 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 (in millions) $1.2 $2.3 $0.3 $0.3 $(0.9) $3.9 $4.5 $2.5 $2.5 $1.3 31% 50% 12% 12% - 69% Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Net Income Revenue Profit Margin (in millions) Mortgage Originations HFS and Portfolio Mortgage Details Net Income, Revenue and Profit Margin* Mortgage Loan Locks HFS *Income reported in this segment excludes interest income from portfolio originations (in millions)

13 Non - Interest Expense and Efficiency Ratio ▪ Non - interest expense increased 6.3% from 1Q22 ▪ Increase due primarily to higher salaries and benefits expense resulting from higher commission payments on portfolio mortgage production, investment in additional banking talent to support continued growth ▪ Increase in operating efficiency ratio (1) reflects the impact of lower non - interest income and temporary investment phase while new banking teams build pipelines $74 (1) $337 (1) $3,700 (1) $604 $424 $15,523 $16,466 $20,523 $19,358 $20,583 $0 $5,000 $10,000 $15,000 $20,000 $25,000 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Non-Interest Expense Adjustments to Non-Interest Expense (1) 65.13% 63.65% 71.77% 69.68% 74.85% 0% 20% 40% 60% 80% 100% Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 (1) See Non - GAAP reconciliation Total Non - Interest Expense Operating Efficiency Ratio (1) (in thousands) (1) (1)

14 Asset Quality ▪ Stable asset quality across the portfolio with NPAs remaining consistent at 0.17% of total assets ▪ Immaterial net charge - offs again in the quarter ▪ Improved collateral valuation of largest problem loan resulted in partial release of specific reserve ▪ $0.5 million provision for loan losses as release of the specific reserve offset some of the provision related to growth in total loans ▪ ALLL/Adjusted Total Loans (1) decreased to 0.78% in 2Q22 from 0.87% in 1Q22, consistent with strong asset quality, consistent methodology, and immaterial losses 0.16% 0.21% 0.17% 0.17% 0.17% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Non - Performing Assets/Total Assets Net Charge - Offs/Average Loans (1) Adjusted Total Loans – Total Loans minus PPP loans, acquired loans, and loans accounted for under fair value option; see non - GAAP reconciliation

15 Near - Term Outlook ▪ Expect continuation of positive trends in second half of 2022 driven by further organic balance sheet growth ▪ Loan pipeline remains very strong, consistent with the end of the first quarter, and should result in continued strong loan growth ➢ Well diversified loan production platform should offset lower demand for CRE loans as rates increase ➢ Unfunded commitments increased 14% in 2Q22 to $802 million, providing another potential catalyst for loan growth ▪ Continued loan growth and NIM expansion expected to generate further increase in net interest income ▪ Relatively stable expense levels as a portion of the cost savings from Teton acquisition are reinvested in new banking talent to support expansion efforts in Colorado, Montana and Arizona ▪ Strength of client base and conservative underwriting should help First Western maintain strong asset quality in a recessionary environment, as it has through prior economic downturns

Appendix 16

17 Capital and Liquidity Overview 10.15% 10.15% 12.58% 8.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% Tier 1 Capital to Risk-Weighted Assets CET1 to Risk- Weighted Assets Total Capital to Risk-Weighted Assets Tier 1 Capital to Average Assets Liquidity Funding Sources (as of 6/30/22) Liquidity Reserves: Total Available Cash $ 169,372 Unpledged Investment Securities 69,932 Borrowed Funds: Unsecured : Credit Lines 54,000 Secured : FHLB Available 517,018 Brokered Remaining Capacity 479,964 Total Liquidity Funding Sources $ 1,291,066 Loan to Deposit Ratio 98.9% $91,662 $104,411 $130,704 $187,139 $195,766 $11.50 $13.15 $16.44 $19.87 $20.65 $10.00 $15.00 $20.00 $25.00 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 $200,000 $220,000 4Q18 4Q19 4Q20 4Q21 2Q22 TCE TBV/Share (in thousands) (1) See Non - GAAP reconciliation Consolidated Capital Ratios (as of 6/30/22) Tangible Common Equity / TBV per Share (1) (in thousands)

18 Non - GAAP Reconciliation Consolidated Tangible Common Book Value Per Share As of the Three Months Ended, (Dollars in thousands) Dec. 31, 2018 Dec. 31, 2019 Dec. 31, 2020 Dec. 31 , 2021 Mar. 31, 2022 June 30 , 2022 Total shareholders' equity $116,875 $127,678 $154,962 $219,041 223,266 $228,024 Less: Goodwill and other intangibles, net 25,213 19,714 24,258 31,902 32,335 32,258 Intangibles held for sale (1) - 3,553 - - - - Tangible common equity 91,662 104,411 $130,704 187,139 190,931 195,766 Common shares outstanding, end of period 7,968,420 7,940,168 7,951,773 9,419,271 9,430,007 9,478,710 Tangible common book value per share $11.50 $13.15 $16.44 $19.87 $20.25 $20.65 Net income available to common shareholders $4,482 Return on tangible common equity (annualized) 9.16% (1) Represents the intangible portion of assets held for sale Consolidated Efficiency Ratio For the Three Months Ended, (Dollars in thousands) June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 June 30, 2022 Non - interest expense $15,523 $16,466 $20,523 $19,358 $20,583 Less: amortization 4 5 4 77 77 Less: acquisition related expenses 70 332 3,696 527 347 Adjusted non - interest expense $15,449 $16,129 $16,823 $18,754 $20,159 Net interest income $14,223 $14,846 $14,387 $18,284 $20,138 Non - interest income 9,500 10,492 9,535 8,600 6,940 Less: unrealized gains/(losses) recognized on equity securities 2 (3) (7) (32) 299 Less: net gain/(loss) on loans accounted for under the fair value option - - - - (155) Less: Net gain on equity interests - - 489 1 - Adjusted non - interest income 9,498 10,495 9,053 8,631 6,796 Total income $23,721 $25,341 $23,440 $26,915 $26,934 Efficiency ratio 65.13% 63.65% 71.77% 69.68% 74.85%

19 Non - GAAP Reconciliation Wealth Management Gross Revenue For the Three Months Ended, (Dollars in thousands) June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 June 30, 2022 Total income before non - interest expense $19,784 $20,435 $20,612 $24,156 $25,282 Less: unrealized gains/(losses) recognized on equity securities 2 (3) (7) (32) 299 Less: net gain/(loss) on loans accounted for under the fair value option - - - - (155) Less: Net gain on equity interests - - 489 1 - Plus: Provision for loan loss 12 406 812 210 519 Gross revenue $19,794 $20,844 $20,942 $24,397 $25,657 Mortgage Gross Revenue For the Three Months Ended, (Dollars in thousands) June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 June 30, 2022 Total income before non - interest expense $3,927 $4,497 $2,498 $2,518 $1,277 Plus: Provision for loan loss - - - - - Gross revenue $3,927 $4,497 $2,498 $2,518 $1,277 Consolidated Gross Revenue For the Three Months Ended, (Dollars in thousands) June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 June 30, 2022 Total income before non - interest expense $23,711 $24,932 $23,110 $26,674 $26,559 Less: unrealized gains/(losses) recognized on equity securities 2 (3) (7) (32) 299 Less: net gain/(loss) on loans accounted for under the fair value option - - - - (155) Less: Net gain on equity interests - - 489 1 - Plus: Provision for loan loss 12 406 812 210 519 Gross revenue $23,721 $25,341 $23,440 $26,915 $26,934 Diluted Pre - Tax Earnings Per Share For The Three Months Ended (Dollars in thousands) June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 June 30, 2022 Non - Mortgage income before income tax $6,983 $6,199 $2,279 $7,011 $6,926 Plus: Acquisition - related expenses 70 332 3,696 527 347 Plus: Mortgage income before income tax 1,205 2,267 308 305 (950) Less: Income tax expense including acquisition tax effect 1,927 2,129 1,507 1,921 1,581 Net income available to common shareholders $6,331 $6,669 $4,776 $5,922 $4,742 Diluted weighted average shares 8,213,900 8,246,353 8,370,998 9,762,602 9,717,667 Non - Mortgage Segment Diluted Pre - Tax Earnings Per Share $0.86 $0.79 $0.71 $0.77 $0.75 Consolidated Diluted Pre - Tax Earnings Per Share $1.01 $1.07 $0.75 $0.80 $0.65

20 Non - GAAP Reconciliation Adjusted net income available to common shareholders For the Three Months Ended, (Dollars in thousands, except per share data) June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 June 30, 2022 Net income available to common shareholders $6,277 $6,417 $1,917 $5,524 $4,482 Plus: acquisition related expense including tax impact 54 252 2,859 398 260 Adjusted net income to common shareholders $6,331 $6,669 $4,776 $5,922 $4,742 Adjusted diluted earnings per share For the Three Months Ended, (Dollars in thousands, except per share data) June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 June 30, 2022 Diluted earnings per share $0.76 $0.78 $0.23 $0.57 $0.46 Plus: acquisition related expenses including tax impact 0.01 0.03 0.34 0.04 0.03 Adjusted diluted earnings per share $0.77 $0.81 $0.57 $0.61 $0.49 Allowance for loan losses to Bank originated loans excluding PPP As of (Dollars in thousands) December 31, 2021 March 31, 2022 June 30, 2022 Total loans held for investment $1,954,168 $1,931,122 $2,150,148 Less: Branch acquisition 360,661 323,563 287,623 Less: PPP loans 40,062 13,109 9,053 Less: Purchased loans accounted for under fair value - 6.368 21,149 Loans excluding acquired and PPP 1,553,445 1,588,082 1,832,323 Allowance for loan losses 13,732 13,885 14,357 Allowance for loan losses to Bank originated loans excluding PPP 0.88% 0.87% 0.78%

21 Non - GAAP Reconciliation Adjusted net interest margin For the Three Months Ended June 30, 2021 For the Three Months Ended September 30, 2021 For the Three Months Ended December 31, 2021 For the Three Months Ended March 31, 2022 For the Three Months Ended June 30, 2022 (Dollars in thousands) Average Balance Interest Earned/Paid Average Yield/Rate Average Balance Interest Earned/Paid Average Yield/Rate Average Balance Interest Earned/Paid Average Yield/Rate Average Balance Interest Earned/Paid Average Yield/Rate Average Balance Interest Earned/Paid Average Yield/Rate Interest - bearing deposits in other financial institutions 292,615 92 266,614 105 279,406 109 475,942 232 321,673 549 PPP adjustment 17,115 4 1,636 - 9,556 3 12,378 6 4,493 9 Investment securities 26,474 169 29,130 180 36,001 226 55,739 337 69,320 418 PPP adjustment - - - - - - - - - - Loans 1,573,553 15,287 1,592,800 15,861 1,653,920 15,398 1,922,770 19,096 2,010,024 20,663 PPP adjustment (176,396) (1,583) (81,476) (1,081) (51,825) (622) (30,481) (491) (13,385) (148) Purchase Accretion adjustment - (260) - 35 - 398 - (328) - (288) Adjusted total Interest - earning assets 1,773,361 13,709 1,808,704 15,100 1,927,058 15,512 2,436,348 18,852 2,392,125 21,203 Interest - bearing deposits 866 829 813 943 1,103 PPP adjustment - - - - - Federal Home Loan Bank Topeka and Federal Reserve borrowings 117 82 55 39 28 PPP adjustment (93) (59) (31) (16) (8) Subordinated notes 342 389 477 400 361 Adjusted total interest - bearing liabilities 1,232 1,241 1,314 1,366 1,484 Net interest income 12,477 13,859 14,198 17,486 19,719 Adjusted net interest margin 2.88% 3.06% 2.95% 2.87% 3.30%